Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

19. Subsequent Events

In January and February 2016, the Partnership entered into a First and Second Amendment to the Credit Agreement which modified certain provisions of the May 2015 Credit Agreement.  The First Amendment revises the definitions and reporting requirements and the Second Amendment increases the principal commitments with respect to the line of credit by $2.5 million, to a total commitment of $40.0 million.

In January and February 2016, the Partnership executed two broker agreements to sell two of the MF Properties, Arboretum and Eagle Village.  The Partnership expects to realize more than its net asset value investment for these MF Properties.

In January 2016, the Partnership acquired a Senior Series 2016 mortgage revenue bond with a par value of approximately $11.5 million, a stated annual interest rate of approximately 5.8%, a call feature on January 1, 2027, and a maturity date of January 1, 2052.  The mortgage revenue bond is secured by Companion at Thornhill Apartments, a 180 unit multifamily apartment complex located in Lexington, South Carolina.

In January 2016, the Partnership sold the remainder of its MBS Securities for approximating $15.0 million, approximately the outstanding amortized cost plus interest. The Partnership then collapsed the related three remaining MBS - TOB Trusts. The Partnership’s approximate $11.9 million TOB financing facilities, which were the securitization of these MBS TOB Trusts, were paid off in full in connection with this sale.  In conjunction with the sale of the MBS Securities the related $11.0 million derivative was sold for its current value which resulted in no cash and no gain or loss. The sale of the Partnership’s remaining three MBS Securities eliminates this operating segment in the first quarter of 2016.